Please vote today We need your input on an important proposal that affects your investment.

Online 2voteproxy.com/jhf

Phone 800-830-3542

Mail Sign and return the enclosed voting card

January 21, 2016

Your action is required. Please vote today.

Dear shareholder:

At John Hancock Investments, we continually review our lineup of funds to ensure we are delivering value to our shareholders. Part of that assessment is to seek to lower account fees by making certain that the funds grow large enough to achieve economies of scale. To that end, we have recommended, and your fund’s Board of Trustees has approved, a proposed merger of John Hancock Select Growth Fund into John Hancock Strategic Growth Fund.

Advantages of the proposed merger

•	Expected economies of scale and lower expenses. As fixed costs are spread across the larger asset base of the combined funds, shareholder expenses are expected to decline on a per share basis.

•	Substantially similar investment strategies. The proposed merger is expected to allow the shareholders of John Hancock Select Growth Fund to pursue a substantially similar investment objective in a larger fund using substantially similar investment policies. Each fund seeks capital appreciation, with a focus on equity securities of large-capitalization companies. The merger is expected to permit shareholders of both funds to maintain exposure to the same types of investments immediately before and after the merger. Shareholders of the merged fund will continue to receive the benefits of investing in a portfolio focused primarily on growth-oriented large-capitalization companies.

•	Solid historical performance. Although past performance does not guarantee future results, John Hancock Strategic Growth Fund has outperformed your fund since its inception on December 19, 2011.

How to vote

This reorganization cannot proceed without the approval of John Hancock Select Growth Fund shareholders, so a special shareholder meeting has been scheduled to take place on or about March 30, 2016, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online; www.2voteproxy.com/JHFSGF

Phone; Call 1-800-830-3542

Mail; Complete the enclosed proxy card and return it in the postage-paid envelope.

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on these matters today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

Please vote today We need your input on an important proposal that affects your investment.

Online

Phone

Mail

January 21, 2016

Your action is required. Please vote today.

Dear shareholder:

At John Hancock Investments, we continually review our lineup of funds to ensure we are delivering value to our shareholders. Part of that assessment is to seek to lower account fees by making certain that the funds grow large enough to achieve economies of scale. To that end, we have recommended, and your fund’s Board of Trustees has approved, a proposed merger of John Hancock Select Growth Fund into John Hancock Strategic Growth Fund.

Advantages of the proposed merger

•	Expected economies of scale and lower expenses. As fixed costs are spread across the larger asset base of the combined funds, shareholder expenses are expected to decline on a per share basis.

•	Substantially similar investment strategies. The proposed merger is expected to allow the shareholders of John Hancock Select Growth Fund to pursue a substantially similar investment objective in a larger fund using substantially similar investment policies. Each fund seeks capital appreciation, with a focus on equity securities of large-capitalization companies. The merger is expected to permit shareholders of both funds to maintain exposure to the same types of investments immediately before and after the merger. Shareholders of the merged fund will continue to receive the benefits of investing in a portfolio focused primarily on growth-oriented large-capitalization companies.

•	Solid historical performance. Although past performance does not guarantee future results, John Hancock Strategic Growth Fund has outperformed your fund since its inception on December 19, 2011.

How to vote

This reorganization cannot proceed without the approval of John Hancock Select Growth Fund shareholders, so a special shareholder meeting has been scheduled to take place on or about March 30, 2016, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online, by visiting the website on your proxy card(s) and entering your control number

Phone, by calling the number listed on your proxy card(s)

Mail, by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on these matters today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

JOHN HANCOCK FUNDS III

(the “Trust”)

John Hancock Select Growth Fund

(“Select Growth Fund”)

601 Congress Street

Boston, MA 02210

Notice of Special Meeting of Shareholders

Scheduled for March 30, 2016

This is the formal agenda for the Select Growth Fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Select Growth Fund:

A shareholder meeting of Select Growth Fund will be held at 601 Congress Street, Boston, Massachusetts, on March 30, 2016, at 2:00 P.M. to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between Select Growth Fund and John Hancock Strategic Growth Fund (“Strategic Growth Fund”). Under this Agreement, Select Growth Fund would transfer all of its assets to Strategic Growth Fund in exchange for corresponding shares of Strategic Growth Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to the shareholders of Select Growth Fund. Strategic Growth Fund would also assume substantially all of Select Growth Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on January 7, 2016, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/ Thomas Dee

Thomas Dee
Assistant Secretary

Boston, Massachusetts, January 21, 2016

PROXY STATEMENT of John Hancock Select Growth Fund, a series of John Hancock Funds III (the “Trust”), (“Select Growth Fund” or the “Acquired Fund”)

PROSPECTUS for John Hancock Strategic Growth Fund, a series of the Trust, (“Strategic Growth Fund” or the “Acquiring Fund”)

The address of each Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of Select Growth Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
Proposal	Select Growth Fund	Strategic Growth Fund

How the reorganization will work

The Select Growth Fund currently offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5 Class R6, Class T and Class ADV shares. The Strategic Growth Fund currently offers Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class NAV shares. If approved by the Trustees:

▪	Select Growth Fund will transfer all of its assets to Strategic Growth Fund. Strategic Growth Fund will assume substantially all of Select Growth Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between Select Growth Fund and Strategic Growth Fund).
▪	Strategic Growth Fund will issue Class A shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class A, Class B, Class T and Class ADV shares. These shares will be distributed to Select Growth Fund’s Class A, Class B, Class T and Class ADV shareholders in proportion to their holdings on the reorganization date.
▪	Strategic Growth Fund will issue Class C shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class C shares. These shares will be distributed to Select Growth Fund’s Class C shareholders in proportion to their holdings on the reorganization date.
▪	Strategic Growth Fund will issue Class I shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class I shares. These shares will be distributed to Select Growth Fund’s Class I shareholders in proportion to their holdings on the reorganization date.
▪	Strategic Growth Fund will issue Class R2 shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class R1, Class R2 and Class R3 shares. These shares will be distributed to Select Growth Fund’s Class R1, Class R2 and Class R3 shareholders in proportion to their holdings on the reorganization date.
▪	Strategic Growth Fund will issue Class R4 shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class R4 shares. These shares will be distributed to Select Growth Fund’s Class R4 shareholders in proportion to their holdings on the reorganization date.
▪	Strategic Growth Fund will issue Class R6 shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class R6 shares. These shares will be distributed to Select Growth Fund’s Class R6 shareholders in proportion to their holdings on the reorganization date.
▪	No sales charges will be imposed on shares of Strategic Growth Fund received in the Reorganization by shareholders of Select Growth Fund.

▪	Select Growth Fund will be terminated and shareholders of Select Growth Fund will become shareholders of Strategic Growth Fund.
▪	For U.S. federal income tax purposes, the reorganization is not intended to result in the recognition of income, gain, or loss by Select Growth Fund, Strategic Growth Fund, or the shareholders of Select Growth Fund or Strategic Growth Fund.

Rationale for the reorganization

The Acquired Fund and the Acquiring Fund (each, a “Fund,” and together, the “Funds”) are each a series of the Trust. The investment advisor of each Fund is John Hancock Advisers, LLC (the “Advisor”). The Acquired Fund’s subadvisor is Baillie Gifford Overseas Limited and the Acquiring Fund’s subadvisor is John Hancock Asset Management, a division of Manulife Asset Management (US) LLC (“JHAM US”). The two Funds currently have substantially similar investment objectives, and similar strategies and risks, although the Advisor currently expects that, following approval of the Reorganization, the Acquired Fund would transition its portfolio by selling substantially all of its portfolio securities that are not held by the Acquiring Fund (approximately 70% of the Acquired Fund’s net assets as of September 30, 2015). For more information on this transition, please see “Further Information on the Reorganization” below. The combined Fund is expected to have the same investment objective and strategies of the Acquiring Fund, and will continue to be managed by the same portfolio management team. In conjunction with the consummation of the Reorganization, the Acquired Fund will be liquidated.

Because the Acquired Fund and the Acquiring Fund have substantially similar investment objectives and similar investment strategies and risks, the Reorganization is being proposed to promote efficiencies and economies of scale by combining the Funds, which may reduce overall gross shareholder expenses in the future. In addition, the Advisor believes the shareholders of the Acquired Fund will benefit from the Acquiring Fund’s more experienced and stable portfolio management team, which has a more consistent historic performance profile. Although the Acquired Fund outperformed the Acquiring Fund for the one-year period ended September 30, 2015, the Acquiring Fund has outperformed the Acquired Fund for the period since its inception on December 19, 2011, and the Advisor believes that the Acquiring Fund has stronger long-term prospects for growth. No investment strategies or policies of the Acquiring Fund will change as a result of the Reorganization.

If the Reorganization is approved and consummated, shareholders of the Acquired Fund are expected to benefit because, among other things, the expense ratios they bear (as restated to reflect current fees) are expected to decline. As of each Fund’s most recent fiscal year end, the net expense ratios of the Acquired Fund’s share classes (as restated to reflect current fees) were the same or up to 15 basis points higher than the those of the corresponding share classes of the Acquiring Fund, and the pro-forma expenses of the combined Fund (as restated to reflect current fees) are expected to be substantially similar to the pre-Reorganization expense ratios of the Acquiring Fund.

Each fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these funds resulting from the reorganization may enable the combined fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately. It is anticipated that the total annual operating expenses of the Acquiring Fund (as restated to reflect current fees) after the reorganization, on a per-share basis, will be lower than your fund’s current annual operating expenses for all share classes, both before and after giving effect to contractual expense limitations. The reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to get more information

▪ The Strategic Growth Fund Class A and Class C shares summary prospectus, the Strategic Growth	The summary prospectus for each share class to be issued in exchange for shares of Select Growth Fund is

Fund Class I shares summary prospectus, the Strategic Growth Fund Class R2 and Class R4 shares summary prospectus and the Strategic Growth Fund Class R6 shares summary prospectus, each dated July 1, 2015, as supplemented to date in the same envelope as this proxy statement and prospectus. Each such document is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪  The Strategic Growth Fund Class A and Class C shares prospectus, the Strategic Growth Fund Class I shares prospectus, the Strategic Growth Fund Class R2 and Class R4 shares prospectus and the Strategic Growth Fund Class R6 shares prospectus, each dated July 1, 2015, as supplemented to date

▪  The Select Growth Fund Class A , Class B and Class C shares prospectus, the Select Growth Fund Class I shares prospectus, the Select Growth Fund Class ADV shares prospectus, the Select Growth Fund Class T shares prospectus, the Select Growth Fund Class R1, Class R2, Class R3, Class R4 and Class R5 shares prospectus and the Strategic Growth Fund Class R6 shares prospectus, each dated July 1, 2015, as supplemented to date

▪  The statement of additional information (“SAI”) dated January 21, 2016, which relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and Acquiring Fund

▪   The Select Growth Fund annual shareholder report dated March 31, 2015

▪   The Strategic Growth Fund annual shareholder report dated March 31, 2015

▪   The Select Growth Fund semiannual shareholder report dated September 30, 2015

▪   The Strategic Growth Fund annual shareholder report dated September 30, 2015

▪   The Select Growth Fund and Strategic Growth Fund SAI dated July 1, 2015, as supplemented to date

These documents and additional information about the Acquired Fund and the Acquiring Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number:

800-225-5291. Information in these documents relating to Select Growth Fund is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus. The SEC file numbers for John Hancock Funds III are 333-125838 and 811-21777.

Each Fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 800-225-5291.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 800-225-5291.

The date of this proxy statement and prospectus is January 21, 2016.

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of John Hancock Funds III (the “Board”) to solicit proxies to be voted at a special meeting of the Select Growth Fund’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on March 30, 2016 at 2:00 P.M. The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of Select Growth Fund into Strategic Growth Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to eligible shareholders on or about January 29, 2016.

The proxy statement and prospectus includes information that is specific to the proposal referred to above (the “Proposal”), including summary comparisons. In considering the Proposal, shareholders of Select Growth Fund should read the entire proxy statement and prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual and semiannual reports (available upon request) of Strategic Growth Fund, because they contain details that are not in the summary comparisons.

Who is eligible to vote?

Select Growth Fund shareholders of record on January 7, 2016, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share of the Select Growth Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Proposal. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF SELECT GROWTH FUND

Approval of Agreement and Plan of Reorganization between Select Growth Fund and Strategic Growth Fund

Under this Agreement, Select Growth Fund would transfer all of its assets to Strategic Growth Fund in exchange for corresponding shares of Strategic Growth Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of Select Growth Fund. Strategic Growth Fund would also assume substantially all of the liabilities of Select Growth Fund. The Board unanimously recommends that shareholders vote FOR this Proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

John Hancock Select Growth Fund	John Hancock Strategic Growth Fund
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets of Each Fund (as of September 30, 2015):

$360 million	$1,780 million

Investment Advisor: JHA

Investment Subadvisors:

Baillie Gifford Overseas Limited	John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM US”)

Portfolio Managers The individuals who act as portfolio managers to the Acquiring Fund are expected to continue to act as portfolio managers to the combined Fund following the Reorganization.

Gary Robinson, CFA • Portfolio Manager • Managed the Acquired Fund since 2015

David Chow, CFA

•   Managing Director and Portfolio Manager

•   Managed the Acquiring Fund since inception

Curtis Ifill, CFA

•   Director and Senior Investment Analyst

•   Managed the Acquiring Fund since inception

W. Shannon Reid, CFA

•   Senior Managing Director and Senior Portfolio Manager

•   Managed the Acquiring Fund since inception

Jay Zelko

•   Managing Director and Portfolio Manager

•   Managed the Acquiring Fund since inception

Investment Objectives:

To seek to maximize long-term capital appreciation.	To seek long-term capital appreciation.

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John Hancock Select Growth Fund	John Hancock Strategic Growth Fund
(Acquired Fund)	(Acquiring Fund)

Principal Investment Strategies:

Under normal market conditions, the Fund invests at least 80% of its net assets in the common stock of large-capitalization growth companies traded in the United States. The subadvisor considers large-capitalization companies to be those currently with market capitalizations of at least $3 billion at the time of investment. The Fund may invest in common stock of companies of all sizes, including small-capitalization companies (when the subadvisor believes such companies to be especially attractive). Investments in companies with market capitalizations below $3 billion will normally comprise less than 20% of the Fund’s net assets. The Fund will normally invest in approximately 40 to 50 companies.

The subadvisor’s investment team (the investment team) uses a rigorous fundamental research and bottom-up approach to make long-term investments in growth companies. The investment team considers growth companies to be those companies it believes can sustain above average growth rates and that currently trade at prices that do not fully reflect those rates of growth. The investment team looks for companies that it believes have strong competitive positions within attractive industries, strong financial characteristics, and a positive approach toward shareholders. In order to achieve this objective companies considered for investment are evaluated against their industry to determine the growth rate of the industry, barriers to entry, and the company’s competitive advantages. Each company in the portfolio is evaluated from a bottom up perspective to determine its financial strength using metrics that include earnings growth, cash generation, profitability, returns on capital, interest coverage, and balance sheet strength. In addition, the team rigorously evaluates each management team’s strategies for growth and whether they run the business in the best interests of shareholders. The investment team uses intrinsic and relative valuation metrics to determine if each company’s growth is undervalued by the market. Research is conducted with a three- to five-year time horizon and the portfolio is expected to have a correspondingly low rate of turnover. The Fund may invest in any sector, and the investment team’s high conviction in individual companies may from time to time produce significant concentrations in some broad industry groups.

The Fund may invest up to 20% of its net assets in foreign currency-denominated securities that are traded in foreign markets. In addition, the Fund may invest up to 25% of its net assets in securities of foreign issues that

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies and up to 20% of its total assets in equity securities of foreign issuers through American Depositary Receipts (ADRs) and similar investments.

The Fund invests principally in equity securities of large-capitalization companies, which the subadvisor defines as companies with market capitalizations within the range of the Russell 1000 Index. The market capitalization range of the Russell 1000 Index was approximately $213 million to $725 billion as of March 31, 2015, and is expected to change frequently. Furthermore, the Fund may engage in derivative transactions that include futures contracts or options, in each case for the purposes of reducing risk and/or enhancing investment returns.

The Fund focuses on companies whose earnings growth rate and sustainability are underestimated by market consensus. The subadvisor’s investment process utilizes a combination of quantitative and qualitative bottom-up fundamental analysis to identify those companies with underappreciated prospects for robust and sustainable growth in earnings and revenues. The subadvisor employs a five-step research approach that encompasses industry group analysis, company history and financial analysis, earnings growth sustainability analysis, identifying catalysts for improvement of the business, and comparisons of earnings estimates. Each company within the Fund’s portfolio goes through a rigorous reward-to-risk analysis based on the subadvisor’s independent earnings estimate and a clearly articulated investment thesis. As part of the ongoing reward-to-risk analysis, the subadvisor devotes a substantial portion of its research efforts to monitoring existing portfolio holdings in an effort to continuously challenge and reaffirm each thesis. The Fund may invest in any sector, and at times may emphasize one or more particular sectors. The Fund sells a company’s securities when the subadvisor sees deterioration in fundamentals that leads it to become suspicious of the company’s prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. The Fund may also sell or trim a position when it needs to raise money to Fund the purchase of what the subadvisor believes is a better investment opportunity or when the forecast

3

John Hancock Select Growth Fund	John Hancock Strategic Growth Fund
(Acquired Fund)	(Acquiring Fund)

are traded in the United States (including U.S. dollar-denominated securities traded in the United States, such as American Depositary Receipts (ADRs)).

The Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

timeframe for a stock’s full valuation is extended beyond the subadvisor’s expectations.

The Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary Defensive Investing

The Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the Fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

The Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the Fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Acquired Fund and the Acquiring Fund.

As noted above, the investment objective and principal investment policies of the Acquired Fund and the Acquiring Fund are substantially similar. The primary differences between the investment objective and principal investment strategies of the Acquired Fund and the Acquiring Fund are summarized below.

The Acquired Fund considers large-capitalization companies to be those with market capitalizations of at least $3 billion at the time of investment. The Acquiring Fund considers large-capitalization companies to be those with market capitalizations within the range of the Russell 1000 Index (approximately $213 million to $725 billion as of March 31, 2015).

The Acquired Fund may invest up to 20% of its net assets in foreign currency-denominated securities that are traded in foreign markets. In addition, the Fund may invest up to 25% of its net assets in securities of foreign issuers that are traded in the U.S. (including U.S. dollar-denominated securities traded in the United States, such as American Depositary Receipts (ADRs)). The Acquiring Fund may invest up to 20% of its total assets in equity securities of foreign issuers through ADRs and similar investments.

There are differences in the Funds’ respective descriptions of their qualitative investment criteria. For example, the Acquired Fund states that its subadvisor seeks to evaluate a portfolio company “from a bottom-up perspective to determine its financial strength using metrics that include earnings growth, cash generation, profitability, returns on capital, interest coverage, and balance sheet strength. In addition, the team rigorously evaluates each management team’s strategies for growth and whether they run the business in the best interests of shareholders.” The Acquiring Fund states that its subadvisor “employs a five-step research approach that encompasses industry group analysis, company history and financial analysis, earnings growth sustainability analysis, identifying catalysts for improvement of the business, and comparisons of earnings estimates.”

The Acquiring Fund may invest in any sector, and at times may emphasize one or more particular sectors. The Acquired Fund does not state a similar policy.

The Acquired Fund states that it will normally invest in approximately 40 to 50 companies, while the Acquiring Fund has no such guideline.

4

The Acquiring Fund states that it may engage in derivative transactions that include futures contracts or options, in each case for the purposes of reducing risk and/or enhancing investment returns, while the Acquired Fund does not state a similar policy.

5

COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS

Comparison of Funds’ classes of shares

Class A sales charges and Rule 12b-1 fees

Class A shares of both Strategic Growth Fund (the “Acquiring Fund”) and Select Growth Fund (the “Acquired Fund”) have the same characteristics and, except for the differences in 12b-1 fees noted below, the same fee structures, as follows:

▪   Class A shares are offered with front-end sales charges ranging from 5.00% to 2.00% of the Fund’s offering price, depending on the amount invested.

▪   Class A shares of each Fund are subject to distribution and service (Rule 12b-1) fees, equal to the annual rate of 0.25% of average daily net assets of Class A shares for the Acquired Fund.

▪   Class A shares of the Acquired Fund are subject to a reimbursement plan.

▪   There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪   An investor can combine multiple purchases of Class A shares of John Hancock Funds to take advantage of breakpoints in the sales charge schedule.

▪   Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ prospectuses.

▪   A Class A shareholder who purchases Class I shares of the same Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same Fund.

Class A sales charges and Rule 12b-1 fees (Strategic Growth Fund) and Class B sales charges and Rule 12b-1 fees (Select Growth Fund)

▪   Class A shares of the Acquiring Fund are offered with front-end sales charges ranging from 5.00% to 2.00% of the Fund’s offering price, depending on the amount invested. Class B shares of the Acquired Fund are offered without a front-end sales charge.

▪   Class A shares of the Acquiring Fund are subject to distribution and service (Rule 12b-1) fees, equal to the annual rate of 0.25% of average daily net assets of Class A shares for the Acquiring Fund. Class B shares of the Acquired Fund are subject to distribution and service (Rule 12b-1) fees, equal to the annual rate of 1.00% of average daily net assets of Class B shares for the Acquired Fund.

▪   There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) of 1.00% on Class A shares of the Acquiring Fund upon which a commission or finder’s fee was paid that are sold within one year of purchase, and there is a contingent deferred sales charge (CDSC) of 5.00% on Class B shares of the Acquired Fund upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪   Class A shares of the Acquiring Fund may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Acquiring Fund’s prospectus

▪   Purchases of Class B shares of the Acquired Fund are closed to new and existing investors except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment.

▪   An Acquiring Fund Class A shareholder who purchases Class I shares of the Acquiring Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the Acquiring Fund.

Class A sales charges and Rule 12b-1 fees (Strategic Growth Fund) and Class

▪   Class A shares of the Acquiring Fund and Class T shares of the Acquired Fund are offered with front-end sales charges ranging from 5.00% to 2.00% of the Fund’s offering price, depending on the amount invested.

▪   Class A shares of the Acquiring Fund are subject to distribution and service (Rule 12b-1) fees, equal to the annual rate of 0.25% of average daily net assets of Class A shares for the

6

T sales charges and Rule 12b-1 fees (Select Growth Fund)

Acquiring Fund. Class T shares of the Acquired Fund are subject to are subject to distribution and service (Rule 12b-1) fees, equal to the annual rate of 0.30% of average daily net assets of Class T shares for the Acquired Fund.

▪   There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) of 1.00% on Class A shares of the Acquiring Fund and Class T shares of the Acquired Fund upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪   Class A shares of the Acquiring Fund may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Acquiring Fund’s prospectus

▪   An Acquiring Fund Class A shareholder who purchases Class I shares of the Acquiring Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the Acquiring Fund.

Class A sales charges and Rule 12b-1 fees (Strategic Growth Fund) and Class ADV sales charges and Rule 12b-1 fees (Select Growth Fund)

▪   Class A shares of the Acquiring Fund are offered with front-end sales charges ranging from 5.00% to 2.00% of the Fund’s offering price, depending on the amount invested. Class ADV shares of the Acquired Fund are offered without a front-end sales charge.

▪   Class A shares of the Acquiring Fund and Class ADV shares of the Acquired Fund are subject to distribution and service (Rule 12b-1) fees, equal to the annual rate of 0.25% of average daily net assets of the Class A shares of the Acquiring Fund and the Class ADV shares of the Acquired Fund, as applicable.

▪   There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) of 1.00% on Class A shares of the Acquiring Fund upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class ADV shares of the Acquired Fund are offered without a contingent deferred sales charge (CDSC).

▪   Class A shares of the Acquiring Fund may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Acquiring Fund’s prospectus

▪   An Acquiring Fund Class A shareholder who purchases Class I shares of the Acquiring Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the Acquiring Fund.

Class C sales charges and Rule 12b-1 fees

Class C shares of both the Acquiring Fund and the Acquired Fund have the same characteristics and fee structures, as follows:

▪   Class C shares are offered without a front-end sales charge.

▪   Class C shares are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 1.00% of the average daily net assets of Class C shares.

▪   There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) of 1.00% on Class C shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪   An investor can combine multiple purchases of Class C shares of John Hancock Funds to take advantage of breakpoints in the sales charge schedule.

▪   Class C shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ prospectuses.

▪   A Class C shareholder who purchases Class I shares of the same Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same Fund.

Class I sales charges and Rule 12b-1 fees

Class I shares of both the Acquiring Fund and the Acquired Fund have the same characteristics and fee structures, as follows:

▪   Class I shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class I shares are not subject to distribution and services fees (Rule 12b-1).

▪   Class I shares of the Acquired Fund are subject to a reimbursement plan.

7

▪ Class I shares are offered only to certain investors listed in the Funds’ prospectuses.
Class R2 sales charges and Rule 12b-1 fees

Class R2 shares of both the Acquiring Fund and the Acquired Fund have the same characteristics and fee structures, as follows.

▪   Class R2 shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class R2 shares are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 0.25% of the average daily net assets of Class R2 shares.

▪   Class R2 shares are subject, in addition to the Rule 12b-1 fees, to a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Fund by retirement plans up to the annual rate of 0.25% of the average daily net assets of Class R2 shares held by plan participants.

▪   Class R2 shares are offered only to certain investors listed in the Funds’ prospectuses.

Class R2 sales charges and Rule 12b-1 fees (Strategic Growth Fund) and Class R1 sales charges and Rule 12b-1 fees (Select Growth Fund)

▪   Class R2 shares of the Acquiring Fund and Class R1 shares of the Acquired Fund are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class R2 shares of the Acquiring Fund are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 0.25% of the average daily net assets of Class R2 shares of the Acquiring Fund. Class R1 shares of the Acquired Fund are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 0.50% of the average daily net assets of Class R1 shares of the Acquired Fund.

▪   Class R2 shares of the Acquiring Fund and Class R1 shares of the Acquired Fund are subject, in addition to the Rule 12b-1 fees, to a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Fund by retirement plans up to the annual rate of 0.25% of the average daily net assets of Class R2 shares of the Acquiring Fund or Class R1 shares of the Acquired Fund held by plan participants, as applicable.

▪   Class R2 shares of the Acquiring Fund and Class R1 shares of the Acquired Fund are offered only to certain investors listed in the Funds’ prospectuses.

Class R2 sales charges and Rule 12b-1 fees (Strategic Growth Fund) and Class R3 sales charges and Rule 12b-1 fees (Select Growth Fund)

▪   Class R2 shares of the Acquiring Fund and Class R3 shares of the Acquired Fund are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class R2 shares of the Acquiring Fund are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 0.25% of the average daily net assets of Class R2 shares of the Acquiring Fund. Class R3 shares of the Acquired Fund are subject to distribution and service fees (Rule 12b-1) equal to the annual rate of 0.50% of the average daily net assets of Class R3 shares of the Acquired Fund.

▪   Class R2 shares of the Acquiring Fund and Class R3 shares of the Acquired Fund are subject, in addition to the Rule 12b-1 fees, to a service fee for providing certain recordkeeping and other administrative services in connection with investments in the applicable Fund by retirement plans up to the annual rate of 0.25% of the average daily net assets of Class R2 shares of the Acquiring Fund or 0.15% of the average daily net assets of Class R1 shares of the Acquired Fund held by plan participants.

▪   Class R2 shares of the Acquiring Fund and Class R1 shares of the Acquired Fund are offered only to certain investors listed in the Funds’ prospectuses.

Class R4 sales charges and Rule 12b-1 fees

Class R4 shares of both the Acquiring Fund and the Acquired Fund have the same characteristics and fee structures as follows:.

▪   Class R4 shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class R4 shares of each Fund are subject to distribution and service fees (Rule 12b-1), equal to the annual rate of 0.25% of the average daily net assets of each Fund (currently, only 0.15% is charged).

▪   Class R4 shares of each Fund are subject to a reimbursement plan.

▪   Class R4 shares are subject, in addition to the Rule 12b-1 fees, to a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Fund by retirement plans up to the annual rate of 0.10% of the average daily net assets of

8

Class R4 shares held by plan participants. ▪ Class R4 shares are offered only to certain investors listed in the Funds’ prospectuses.
Class R6 sales charges and Rule 12b-1 fees

Class R6 shares of both the Acquiring Fund and the Acquired Fund have the same characteristics and fee structures, as follows:

▪     Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.

▪     Class R6 shares are not subject to distribution and services fees (Rule 12b-1).

▪     Class R6 shares of each Fund are subject to a reimbursement plan.

▪     Class R6 shares are offered only to certain investors listed in the Funds’ prospectuses.

Comparison of buying, selling and exchanging shares

Buying shares	Investors may buy shares of both Strategic Growth Fund (the “Acquiring Fund”) and Select Growth Fund (the “Acquired Fund”) at net asset value (“NAV”), plus any applicable sales charge, as described herein, through a financial representative or the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).
Minimum initial investment

Both the Acquired and Acquiring Fund:

Class A and Class C – $1,000, except for group investments, which is $250.

Class I – $250,000.

Class R2 and Class R4 – no minimum initial investment requirement.

Class R6 – $1 million, with exceptions for qualified and nonqualified plan investors that do not require the Fund or its affiliates to pay any type of administrative payment, and for Trustees, employees of the Advisor or its affiliates and members of the Fund’s portfolio management team.

Acquired Fund only:

Class B – Closed to new investors except by exchange from Class B shares of another John Hancock Fund or through dividend and/or capital gains reinvestment.

Class R1, Class R3 – no minimum initial investment requirement.

Class T – $1,000, except for group investments, which is $250.

Class ADV – no minimum initial investment requirement.

Exchanging shares

Both the Acquired and Acquiring Fund

Class A and Class C - Provided the Fund’s eligibility requirements are met, an investor in the Fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the Fund, may be afforded an opportunity to make a conversion of Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same Fund to Class I shares of that Fund. In addition, (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the Fund’s portfolio management team, may make a conversion of Class A shares also owned by the investor in the same Fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that Fund. Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares of the same Fund in these particular circumstances does not cause the investor to recognize taxable gain or loss.

Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the Fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

Class I - You may exchange Class I shares of one John Hancock Fund for Class I shares of any other John Hancock Fund or for John Hancock Money Market Fund Class A shares. Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back to Class I shares.

Class R2 and Class R4 - You may exchange your Class R2 and Class R4 shares for shares of the same class of other John Hancock Funds that are available through your plan, or John

9

Hancock Money Market Fund Class A shares, without paying any additional sales charges. Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into Class R2 or Class R4 shares, as applicable.

You may exchange Class R6 shares of one John Hancock Fund for Class R6 shares of any other John Hancock Fund or for John Hancock Money Market Fund Class A shares. Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back to Class R6 shares.

Acquired Fund only

Class B - You may exchange Class B shares of one John Hancock Fund for Class B shares of any other John Hancock Fund.

Class R1, Class R3 and Class R5 - You may exchange your Class R1, Class R3 or Class R5 shares for shares of the same class of other John Hancock Funds that are available through your plan, or John Hancock Money Market Fund Class A shares, without paying any additional sales charges. Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into Class R1, Class R3 or Class R5 shares, as applicable.

Class T - You may exchange Class T shares for Class A shares of other John Hancock Funds, generally without paying any additional sales charges, except that you may not exchange shares of John Hancock Select Growth Fund Class T into John Hancock Select Growth Fund Class A.

Class ADV - You may exchange your Class ADV shares for Class A or Class I shares of other John Hancock Funds so long as the minimum investment requirements are satisfied.

Selling shares	Shareholders may redeem shares of of both Strategic Growth Fund (the “Acquiring Fund”) and Select Growth Fund (the “Acquired Fund”), minus any applicable deferred sales charge, on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 888-972-8696.
Net asset value	All purchases, exchanges, and sales are made at a price based on the next NAV per share of the class of of both Strategic Growth Fund (the “Acquiring Fund”) and Select Growth Fund (the “Acquired Fund”) to be calculated after Signature Services receives your request in good order. The NAV for each class of shares of both Funds is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open).

Comparison of expenses

As the tables below indicate, the hypothetical pro forma total annual net operating expenses of the Acquiring Fund after the Reorganization as restated to reflect current fees are expected to be lower than the Acquired Fund’s expenses for all share classes.

Based on asset levels and portfolio composition as of September 30, 2015 the Acquiring Fund is charged a management fee of 0.69%, and the Acquired Fund is charged a management fee of 0.73%. Following the Reorganization, the Acquiring Fund is expected to have assets in excess of $2.1 billion, which would result in a management fee of approximately 0.01% less than the current rate of the Acquiring Fund.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses.

10

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on expenses paid by the Funds for the 12-month period ended March 31, 2015 for each Fund as of the end of each Fund’s most recently completed fiscal year. The tables also show the pro forma expenses of the Acquiring Fund as restated to reflect current fees assuming the Reorganization with the Acquired Fund had occurred on October 1, 2014. The Acquiring Fund’s expenses after the Reorganization may be greater or less than those shown.

It is anticipated that the expense ratios for all classes of the Acquiring Fund shares to be issued in the Reorganization (as restated to reflect current fees) will be the same as or lower than the expense ratios of the corresponding share classes of the Acquired Fund if the proposed Reorganization is approved and implemented.

The following tables illustrate the anticipated change in operating expenses expected as a result of the Reorganization of the Acquired Fund into the Acquiring Fund. It does not, however, reflect the expenses of the Reorganization to be borne by each of the Acquired and Acquiring Fund.

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class A	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00%	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Small Account fee	$20	$20	$20
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	0.25%	0.30%	0.25%(a)
Other expenses(b)	0.26%	0.16%	0.15%
Total annual fund operating expenses	1.24%	1.15%	1.08%

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class B	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	5.00%	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)

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	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class B	Class A	Class A
Small Account fee	$20	$20	$20
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	1.00%	0.30%	0.25%(a)
Other expenses(b)	0.26%	0.16%	0.15%
Total annual fund operating expenses	1.99%	1.15%	1.08%

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class T	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00%	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00%	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Small Account fee	$20	$20	$20
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	0.30%	0.30%	0.25%(a)
Other expenses(b)	0.26%	0.16%	0.15%
Total annual fund operating expenses	1.29%	1.15%	1.08%

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	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class ADV	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Small Account fee	$20	$20	$20
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	0.25%	0.30%	0.25%(a)
Other expenses(b)	0.26%	0.16%	0.15%
Total annual fund operating expenses	1.24%	1.15%	1.08%

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class C	Class C	Class C
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00%	1.00%	1.00%
Small Account fee	$20	$20	$20
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	1.00%	1.00%	1.00%
Other expenses(b)	0.26%	0.16%	0.15%
Total annual fund operating expenses	1.99%	1.85%	1.83%

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	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class I	Class I	Class I
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small Account fee	-	-	-
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	-	-	-
Other expenses(b)	0.25%	0.17%	0.16%
Total annual fund operating expenses	0.98%	0.86%	0.84%

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R1	Class R2	Class R2
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small Account fee	-	-	-
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	0.50%	0.25%	0.25%
Other expenses(b)	0.16%	0.05%	0.04%
Service plan fee(c)	0.25%	0.25%	0.25%
Total annual fund operating expenses	1.64%	1.24%	1.22%

14

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R2	Class R2	Class R2
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small Account fee	-	-	-
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	0.25%	0.25%	0.25%
Other expenses(b)	0.16%	0.05%	0.04%
Service plan fee(c)	0.25%	0.25%	0.25%
Total annual fund operating expenses	1.39%	1.24%	1.22%

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R3	Class R2	Class R2
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small Account fee	-	-	-
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	0.50%	0.25%	0.25%
Other expenses(b)	0.16%	0.05%	0.04%
Service plan fee(c)	0.15%	0.25%	0.25%
Total annual fund operating expenses	1.54%	1.24%	1.22%

15

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R4	Class R4	Class R4
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small Account Fee	-	-	-
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	0.25%	0.25%	0.25%
Other expenses(b)	0.16%	0.05%	0.04%
Service plan fee(c)	0.10%	0.10%	0.10%
Total annual fund operating expenses	1.24%	1.09%	1.07%

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R6	Class R6	Class R6
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small Account fee	-	-	-
Annual Operating Expenses
Management fee	0.73%	0.69%	0.68%
Distribution and service (Rule 12b-1) fees	-	-	-
Other expenses(b)	0.16%	0.05%	0.04%
Service plan fee(c)	-	-	-
Total annual fund operating expenses	0.89%	0.74%	0.72%

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(a) The Class A shares of the Acquiring Fund currently pay 12b-1 fees of 0.30%. In connection with the Reorganization, the Advisor has requested that the Board reduce the 12b-1 fees of the Class A shares of the Acquiring Fund to 0.25%. The reduction in the Acquiring Fund’s 12b-1 fee to 0.25% would allow Target Fund Class A and Class ADV shareholders to receive Acquiring Fund Class A shares pursuant to the Reorganization without being subject to a higher 12b-1 fee.

(b) “Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

(c) “Service plan fee” has been restated to reflect maximum allowable fees.

To the extent that expenses of Class A, Class T, Class ADV and Class I shares of the Acquired Fund exceed 1.20%, 1.25%, 1.14% and 0.95% of average net assets attributable to Class A, Class T, Class ADV and Class I shares of the Acquired Fund, respectively, the Advisor has agreed to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the expense limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, and (f) short dividend expense. The Advisor has also contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the Acquired Fund to the extent the Class R6-specific expenses exceed 0.00% of average net assets attributable to Class R6 shares of the Acquired Fund. Because these contractual expense limitations expire on June 30, 2016, they not been included in the tables above. In addition, the Fund’s distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares through June 30, 2016. Because the distributor’s contractual agreement expires on June 30, 2016, the distributor’s expense waiver is not reflected in the table above.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for Select Growth Fund and Strategic Growth Fund, based on fees and expenses incurred during the 12-month periods ended March 31, 2015 for each Fund as of the end of each Fund’s most recently completed fiscal year. The examples assume that you redeem all of your shares at the end of those periods. Each example assumes that you reinvested all distributions and that the average annual return was 5%. Pro forma expenses as restated to reflect current expenses are included assuming a Reorganization of Select Growth Fund into Strategic Growth Fund had occurred on October 1, 2014. The examples are for comparison purposes only and are not a representation of Select Growth Fund’s or Strategic Growth Fund’s actual expenses or returns, either past or future.

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class A	Class A	Class A
Year 1	$620	$611	$605
Year 3	$874	$847	$826
Year 5	$1,147	$1,101	$1,066
Year 10	$1,925	$1,828	$1,751

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class B	Class A	Class A
Year 1	$702	$611	$605

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	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class A	Class A	Class A
Year 3	$924	$847	$826
Year 5	$1,273	$1,101	$1,066
Year 10	$2,123	$1,828	$1,751

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class T	Class A	Class A
Year 1	$625	$611	$605
Year 3	$889	$847	$826
Year 5	$1,172	$1,101	$1,066
Year 10	$1,979	$1,828	$1,751

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class ADV	Class A	Class A
Year 1	$126	$611	$605
Year 3	$393	$847	$826
Year 5	$681	$1,101	$1,066
Year 10	$1,500	$1,828	$1,751

Sold	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class C	Class C	Class C
Year 1	$302	$288	$286
Year 3	$624	$582	$576
Year 5	$1,073	$1,001	$990
Year 10	$2,317	$2,169	$2,148

Kept	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class C	Class C	Class C
Year 1	$202	$188	$186
Year 3	$624	$582	$576
Year 5	$1,073	$1,001	$990
Year 10	$2,317	$2,169	$2,148
	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class I	Class I	Class I
Year 1	$100	$88	$86
Year 3	$312	$274	$268

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	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
Year 5	$542	$477	$466
Year 10	$1,201	$1,061	$1,037

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R1	Class R2	Class R2
Year 1	$167	$126	$124
Year 3	$517	$393	$387
Year 5	$892	$681	$670
Year 10	$1,944	$1,500	$1,477

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R2	Class R2	Class R2
Year 1	$142	$126	$124
Year 3	$440	$393	$387
Year 5	$761	$681	$670
Year 10	$1,669	$1,500	$1,477

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R3	Class R2	Class R2
Year 1	$157	$126	$124
Year 3	$486	$393	$387
Year 5	$839	$681	$670
Year 10	$1,834	$1,500	$1,477

	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R4	Class R4	Class R4
Year 1	$126	$111	$109
Year 3	$393	$347	$340
Year 5	$681	$601	$590
Year 10	$1,500	$1,329	$1,306

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	Select Growth Fund	Strategic Growth Fund	Strategic Growth Fund (Pro Forma) (assuming reorganization with Select Growth Fund)
	Class R6	Class R6	Class R6
Year 1	$91	$76	$74
Year 3	$284	$237	$230
Year 5	$493	$411	$401
Year 10	$1,096	$918	$894

Portfolio turnover

Both the Acquiring Fund and the Acquired Fund pay transaction costs, such as commissions, when they buy and sell securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect each Fund's performance. During the 12-month period ended March 31, 2015, the Funds’ most recently completed fiscal year, the Acquiring Fund’s and the Acquired Fund’s portfolio turnover rates were 109% and 155%, respectively, of the average value of each Fund’s portfolio.

Comparison of advisory arrangements

Select Growth Fund and Strategic Growth Fund’s advisory agreements are substantially similar. However, the management fees differ as set forth below. As noted in the table under “Management Arrangements,” JHA serves as the investment advisor for Select Growth Fund and Strategic Growth Fund. If the Reorganization is approved, Strategic Growth Fund is expected to have assets in excess of $2.1 billion, in which case it would pay a management fee of approximately 0.68% on average daily net assets (assuming portfolio composition is unchanged). This is approximately 0.01% less than the current rate.

Management Arrangements

Each Fund pays monthly management fees to JHA equal to the following annual percentage of its average daily net assets:

Select Growth Fund	Strategic Growth Fund
0.730% — first $3 billion 0.725% — next $3 billion 0.700% — excess over $6 billion	0.725% — first $500 million; 0.700% — next $500 million; 0.675% — next $500 million; 0.650% — excess over $1.5 billion

JHA, and not either of the Funds, pays subadvisory fees respectively to Baillie Gifford Overseas Limited and JHAM US.

Comparison of distribution plans

For Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class T and Class ADV shares, the Funds’ Board of Trustees and shareholders have approved distribution plans (“Plans”) and adopted the Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940 Act (the “1940 Act”). The following table shows the Rule 12b-1 fees applicable to the Funds’ shares.

	Select Growth Fund	Strategic Growth Fund
Class A	0.25%	0.25%(a)

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Class B	1.00%	N/A
Class C	1.00%	1.00%
Class I	N/A	N/A
Class R1	0.50%	N/A
Class R2	0.25%	0.25%
Class R3	0.50%	N/A
Class R4	0.25%	0.25%
Class R5	N/A	N/A
Class R6	N/A	N/A
Class T	0.30%	N/A
Class ADV	0.25%	N/A

(a) In connection with the Reorganization, the Advisor has requested that the Board reduce the 12b-1 fees of the Class A shares of the Acquiring Fund to 0.25%. The reduction in the Acquiring Fund’s 12b-1 fee to 0.25% would allow Target Fund Class A and Class ADV shareholders to receive Acquiring Fund Class A shares pursuant to the Reorganization without being subject to a higher 12b-1 fee.

The fees charged under the Plans for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, Class T and Class ADV shares will be paid to the Funds’ distributor as direct compensation to the distributor in contemplation of such expenses. Class I, Class R5 and Class R6 shares of the Funds (as applicable) are not subject to any Rule 12b-1 plan.

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COMPARISON OF INVESTMENT RISKS

Both Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion compares and shows the similarities of the principal risks affecting each Fund.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Acquired Fund and the Acquiring Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of the Acquiring Fund is commensurate with the amount of risk involved in the authorized investments of the Acquired Fund.

Principal risks applicable to both Funds (listed in alphabetical order)

Active management risk. The subadvisors’ investment strategy may fail to produce the intended result.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Equity securities risk. The value of a company’s equity securities is subject to changes in the company’s financial condition and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk. As compared to U.S. corporate and government issuers, there may be less publicly available information relating to foreign corporate and government issuers. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

High portfolio turnover risk. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or mid-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Sector risk. Because the Fund may, from time to time, focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A Fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a Fund that is invested across sectors.

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Principal risks particular to Strategic Growth Fund (listed in alphabetical order)

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a Fund and, if the transaction is not successful, could result in a significant loss to a Fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, derivative instruments could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the Fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Issuer risk. An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the Fund could default or have its credit rating downgraded.

Liquidity risk. Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Comparison of Fund Performance

Past performance records of Select Growth Fund and Strategic Growth Fund, including: (1) calendar year total returns (without sales charges) through December 31, 2015; and (2) average annual total returns (including imposition of sales charges) through December 31, 2015 are set forth under “Fund Past Performance” beginning on page 26 of this proxy statement and prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

▪	The Reorganization is scheduled to occur at 5:00 P.M., Eastern time, on April 22, 2016 but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern time, on the closing date of the Reorganization.

▪	Strategic Growth Fund will issue Class A shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class A, Class B, Class T and Class ADV shares. These shares will be distributed to Select Growth Fund’s Class A, Class B, Class T and Class ADV shareholders in proportion to their holdings on the reorganization date.

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▪	Strategic Growth Fund will issue Class C shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class C shares. These shares will be distributed to Select Growth Fund’s Class C shareholders in proportion to their holdings on the reorganization date.

▪	Strategic Growth Fund will issue Class I shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class I shares. These shares will be distributed to Select Growth Fund’s Class I shareholders in proportion to their holdings on the reorganization date.

▪	Strategic Growth Fund will issue Class R2 shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class R1, Class R2 and Class R3 shares. These shares will be distributed to Select Growth Fund’s Class R1, Class R2 and Class R3 shareholders in proportion to their holdings on the reorganization date.

▪	Strategic Growth Fund will issue Class R4 shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class R4 shares. These shares will be distributed to Select Growth Fund’s Class R4 shareholders in proportion to their holdings on the reorganization date.

▪	Strategic Growth Fund will issue Class R6 shares to Select Growth Fund in an amount equal to the value of Select Growth Fund’s net assets attributable to its Class R6 shares. These shares will be distributed to Select Growth Fund’s Class R6 shareholders in proportion to their holdings on the reorganization date.

▪	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The Reorganization is intended to result in an Acquiring Fund that has the potential to achieve greater opportunities for economies of scale than would be the case for the Acquired Fund. The Acquiring Fund currently has principal investment strategies that are substantially similar to those of the Acquired Fund and, upon consummation of the Reorganization, is expected to continue the investment strategies currently in effect for the Acquiring Fund.

It is anticipated that the expense ratios for all classes of the Acquiring Fund shares to be issued in the Reorganization (as restated to reflect current fees) will be lower than the expense ratios of the corresponding share classes of the Acquired Fund, after giving effect to contractual expense limitations, if the proposed Reorganization is approved and implemented.

Board consideration of the Reorganization

The Board, including the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHA (“Independent Trustees”), considered the Reorganization at its in-person meeting held on December 10, 2015, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the December 10, 2015 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the

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Reorganization; and (11) possible alternatives to the Reorganization including the possible liquidation of the Acquired Fund.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Acquired Fund and the Acquiring Fund, respectively, in connection with its decision to recommend approval of the Reorganization on behalf of the Acquired Fund. With respect to performance information, the Board reviewed information as of September 30, 2015.

1.	A combined Fund offers economies of scale that may lead to lower per-share Fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative and there may be an opportunity to reduce the Acquiring Fund’s expense ratio over time because of economies of scale if the Funds are combined.

2.	The Reorganization would permit the Acquired Fund’s shareholders to pursue a substantially similar investment objective in a larger fund utilizing substantially similar investment policies. Each Fund seeks long-term capital appreciation, and the Reorganization would allow Acquired Fund and Acquiring Fund investors to maintain exposure to the securities of large capitalization, primarily domestic issuers, selected on the basis of attractive fundamentals.

3.	On a pro forma basis, the net operating expense ratio of each relevant class of the Acquiring Fund (as restated to reflect current fees) is estimated to be lower than the current expense ratio for each corresponding class of the Acquired Fund. Over the longer term, the greater asset size of the combined Fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

4.	Although the Acquired Fund outperformed the Acquiring Fund for the one-year period ended September 30, 2015, the Acquiring Fund has outperformed the Acquired Fund for the period since its inception on December 16, 2011, and the Advisor believes that the Acquiring Fund has stronger long-term prospects for growth. The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

5.	The shareholders of the Acquired Fund may benefit from the Acquiring Fund’s more experienced and stable portfolio management team, which has a more consistent historic performance profile.

6.	Shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. JHAM US currently serves as the Acquiring Fund’s subadvisor, and will continue to serve as subadvisor to the combined Fund. The same individuals acting as portfolio managers to the Acquiring Fund are expected to continue to act as portfolio managers to the combined Fund following the Reorganization.

7.	The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or their shareholders as a result of the Reorganization.

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FUND PAST PERFORMANCE

Set forth below is past performance information for Select Growth Fund and Strategic Growth Fund, which may help provide an indication of each Fund’s investment risk.

The bar chart under “Calendar year total returns” shows how each Fund’s Class A total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under “Average annual total returns” shows average annual total return for each Fund over time, for each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4 Class R5, Class R6, Class T and Class ADV, as applicable (including deductions for sales charges, as applicable) compared with a broad-based securities market index. Class A performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Select Growth Fund

(Acquired Fund)

Calendar year total returns for Class A:

Best quarter: 16.89% (Quarter ended Q1 2012)

Worst quarter: -25.29% (Quarter ended Q4 2008)

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Strategic Growth Fund

(Acquiring Fund)

Calendar year total returns for Class A:

Best quarter: 18.79% (Quarter ended Q1 2012)

Worst quarter: -5.77% (Quarter ended Q2 2012)

Average annual total returns for periods ended December 31, 2015

Fund	Share class	One year	Five years	Ten years
Select Growth Fund
(Acquired Fund)	Class A before tax	3.19%	8.55%	5.31%
	Class A after tax on distributions	2.00%	6.08%	4.11%
	Class A after tax on distributions, with sale	2.81%	6.27%	4.02%
	Class B before tax	2.70%	8.50%	4.88%
	Class C before tax	6.77%	8.77%	4.08%
	Class I before tax	8.86%	9.99%	6.20%
	Class R1 before tax	8.11%	9.16%	5.27%
	Class R2 before tax	8.35%	9.10%	4.75%
	Class R3 before tax	8.18%	9.27%	5.38%
	Class R4 before tax	8.62%	9.57%	5.74%
	Class R5 before tax	8.62%	9.92%	6.01%
	Class R6 before tax	9.01%	10.11%	6.27%
	Class T before tax	3.14%	8.47%	4.95%
	Class ADV before tax	8.67%	9.75%	5.95%
S&P 500 Index(a)		1.38%	12.57%	7.31%

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Average annual total returns for periods ended December 31, 2015

Fund	Share class	One year	Since inception December 19, 2011
Strategic Growth Fund
(Acquiring Fund)	Class A before tax	-1.93%	14.94%
	Class A after tax on distributions	-2.77%	13.53%
	Class A after tax on distributions, with sale	0.08%	11.55%
	Class C before tax	2.32%	16.14%
	Class I before tax	4.34%	16.82%
	Class R2 before tax	3.94%	16.39%
	Class R4 before tax	4.11%	16.44%
	Class R6 before tax	4.44%	16.53%
S&P 500 Index(a)		1.38%	16.10%

(a) Reflects no deduction for fees, expenses or taxes.

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FURTHER INFORMATION ON THE REORGANIZATION

The Reorganization is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from Ropes & Gray LLP (“Ropes & Gray”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

▪	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Acquired Fund; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Acquired Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

▪	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

▪	Under Section 1223(2) of the Code, the tax holding period of the assets of the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Acquired Fund shares solely for Acquiring Fund shares as part of the Reorganization;

▪	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares you surrender in exchange therefor; and

▪	Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Acquired Fund shares you surrender in the exchange, provided that you hold the Acquired Fund shares as capital assets on the date of the exchange.

▪	Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, Ropes & Gray will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Acquired Fund shares and the fair market value of the Acquiring Fund shares you received.

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Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Between the shareholder meeting date of March 30, 2016 and the reorganization date of April 22, 2016, the Advisor expects to transition the Acquired Fund’s portfolio, which the Advisor anticipates will likely include the sale of the Acquired Fund’s portfolio securities that are not held by the Acquiring Fund, which represented approximately 70% of the Acquired Fund’s net assets as of September 30, 2015. The Advisor estimates that such sales of portfolio securities would cause the Acquired Fund to incur related brokerage commissions of approximately $140,000 and would result in taxable gains of approximately $5 million (or approximately $0.28 per share) that would be distributed to the Acquired Fund’s shareholders.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

As of November 5, 2015, Acquiring Fund had no capital loss carryforwards and Acquired Fund had capital loss carryforwards of $14,905,995, which are scheduled to expire on March 31, 2016, March 31, 2017 and March 31, 2018, and which are subject to an existing limitation on their use to offset gains. As a result of the Reorganization, the expiration of Acquired Fund’s capital loss carryforwards will be accelerated, increasing the likelihood that such losses will expire unused. In particular, if the Reorganization occurs in April 2016, Acquired Fund’s carryforwards scheduled to expire on March 31, 2017 would expire on the closing date of the Reorganization, although a portion of such carryforwards could be used to offset gain realized by Acquired Fund in April 2016 prior to the closing of the Reorganization (including capital gain realized upon dispositions in connection with the Reorganization). The use of Acquired Fund’s capital loss carryforwards that are available to the combined Fund is expected to be subject to limitation as a result of the Reorganization and will remain subject to any existing limitations.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

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This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the relevant Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the relevant Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s amended and restated agreement and declaration of trust and by-laws. The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of a favorable opinion of Ropes & Gray as to the U.S. federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Board of Trustees, on behalf of the Acquired Fund or of the Acquiring Fund, may terminate the Agreement as to the respective Fund (even if the shareholders of the Fund have already approved it) at any time before the Reorganization date, if the Board of Trustees believes that proceeding with the Reorganization for a Fund would no longer be advisable.

Expenses of the Reorganization. Expenses of the transaction will be borne pro rata by the Acquired Fund and the Acquiring Fund on the basis of their net assets at September 30, 2015. This amounts to $51,718 and 1.43 basis points and $0.002 per share for the Acquired Fund and to $255,127 and 1.43 basis points and $0.002 per share for the Acquiring Fund. Notwithstanding the foregoing, Acquired Fund and Acquiring Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of Acquiring Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of September 30, 2015, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred on October 1, 2014.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The table below should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

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Funds	Net assets	Share class	NAV	Shares outstanding
Select Growth Fund (Acquired Fund)	$ 251,347,460	Class A	$20.13	12,485,131
	$ 10,937,123	Class B	$18.61	587,825
	$ 15,808,944	Class C	$18.59	850,447
	$ 10,695,178	Class I	$20.86	512,750
	$ 512,166	Class R1	$19.32	26,503
	$ 229,922	Class R2	$20.48	11,224
	$ 200,697	Class R3	$19.54	10,272
	$ 130,778	Class R4	$20.24	6,461
	$ 92,421	Class R5(a)	$20.72	4,460
	$ 4,128,237	Class R6	$20.99	196,720
	$ 65,031,573	Class T	$19.86	3,273,959
	$ 1,319,580	Class ADV	$20.48	64,447
Strategic Growth Fund (Acquiring Fund)	$ 15,997,690	Class A	$15.25	1,048,769
	$ 904,551	Class C	$15.26	59,286
	$ 11,300,004	Class I	$15.36	735,669
	$ 92,939	Class R2	$15.33	6,061
	$ 93,050	Class R4	$15.35	6,061
	$ 93,264	Class R6	$15.39	6,061
	$ 1,751,161,499	Class NAV	$15.39	113,814,056
Decrease in net assets to reflect the estimated expenses of the Reorganization and increase/(decrease) in outstanding shares relative to net asset value upon the Reorganization.	$ (38,361)	Class A	$(0.00)	9,061,661
	$ (1,569)	Class B	$(0.00)	(587,825)
	$ (2,398)	Class C	$(0.00)	185,377
	$ (3,155)	Class I	$(0.00)	183,451
	$ (73)	Class R1	$(0.00)	(26,503)
	$ (46)	Class R2	$(0.00)	50,267
	$ (29)	Class R3	$(0.00)	(10,272)
	$ (32)	Class R4	$(0.00)	2,058
	$ (13)	Class R5	$(0.00)	(4,460)
	$ (605)	Class R6	$(0.00)	71,483
	$ (9,331)	Class T	$(0.00)	(3,273,959)
	$ (189)	Class ADV	$(0.00)	(64,447)
	$ (251,044)	Class NAV	$(0.00)	0
Strategic Growth Fund (Acquiring Fund) (pro forma assuming Reorganization)	$ 344,583,976	Class A(b)	$15.25	22,595,561
	$ 16,711,097	Class C	$15.26	1,095,110
	$ 21,992,027	Class I	$15.36	1,431,870
	$ 1,035,576	Class R2(b)	$15.33	67,552
	$ 223,796	Class R4	$15.35	14,580
	$ 4,220,896	Class R6	$15.39	274,264
	$ 1,750,910,455	Class NAV	$15.38	113,814,056

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(a) It is expected that Class R5 will be redeemed prior to the merger date.

(b) The net assets and number of shares outstanding for Class A and Class R2 of the Acquiring Fund pro forma assuming Reorganization include the Class A shares of the Acquiring Fund that would have been issued to Class B, Class T and Class ADV shareholders of the Acquired Fund and the Class R2 shares of the Acquiring Fund that would have been issued to Class R1 and Class R3 shareholders in the Reorganization, and the net assets attributable thereto.

If the Reorganization had taken place on October 1, 2014, in accordance with the Agreement:

(i) approximately 1.32, 1.22, 1.30 and 1.34 Strategic Growth Fund Class A shares would have been issued to holders of Select Growth Fund Class A, Class B, Class T, and Class ADV shares, respectively;

(ii) approximately 1.22 Strategic Growth Fund Class C shares would have been issued to holders of Select Growth Fund’s Class C shares;

(iii) approximately 1.36 Strategic Growth Fund Class I shares would have been issued to holders of Select Growth Fund’s Class I shares;

(iv) approximately 1.26, 1.34 and 1.27 Strategic Growth Fund Class R2 shares would have been issued to holders of Select Growth Fund Class R1, Class R2, and Class R3 shares, respectively;

(v) approximately 1.32 Strategic Growth Fund Class R4 shares would have been issued to holders of Select Growth Fund’s Class R4 shares;

(vi) approximately 1.36 Strategic Growth Fund Class R6 shares would have been issued to holders of Select Growth Fund’s Class R6 shares;

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about the Fund.

Type of information	Headings in each prospectus

Investment objective and policies	Fund summary — Investment objective, Principal investment strategies, Principal risks Fund details — Principal investment strategies

Portfolio management	Who’s who — Investment advisor, Subadvisors Fund summary – Investment management

Expenses	Fund summary — Fees and expenses

Custodian	Who’s who — Custodian

Shares of beneficial interest	Your account – Who can buy shares; Choosing a share class (Class A and Class C shares only)

Purchase of shares	Fund summary – Purchase and sale of fund shares Your account — Who can buy shares, Class cost structure, Opening an

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Type of information	Headings in each prospectus
account, How sales charges are calculated, Sales charge reductions and waivers, Transaction policies, Dividends and account policies and Additional investor services

Redemption or sale of shares	Fund summary – Purchase and sale of fund shares Your account — Information for plan participants, Transaction policies and Dividends and account policies

Dividends, distributions, and taxes	Your account — Dividends and account policies

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund. Similarly, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquiring Fund. They also determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit JHA and JHAM US. Although the expected advisory fee rate of Strategic Growth Fund after the Reorganization, is lower than the advisory fee rate currently paid by shareholders of the Acquired Fund and Acquiring Fund, JHA and JHAM US are nonetheless expected to benefit from potential additional economies of scale as a result of increased assets under management and the reduced impact of waivers/expense limitations currently applicable to the Acquired Fund.

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VOTING RIGHTS AND REQUIRED VOTE

Approval of the Proposal described above requires the affirmative vote of a majority of the outstanding shares of the Select Growth Fund entitled to vote on the Proposal. All shareholders of the Select Growth Fund are entitled to vote on the Proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Select Growth Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Select Growth Fund.

Shares	Quorum	Voting
In general	All shares present in person or by proxy are counted towards a quorum.	Shares present at the meeting will be voted in person at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of the eligible shareholders is not obtained with respect to the Proposal, the Board of Trustees will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the Proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Funds at a cost of approximately $195,500 for the proxy. The costs of the preparation of these proxy materials and their distribution will be borne by the Funds, allocated among them on the basis of their relative net assets.

Revoking proxies

The Select Growth Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

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Quorum

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Select Growth Fund that are entitled to vote on the Proposal, present in person or represented by proxy, will be considered a quorum for the transaction of business with respect to the Proposal.

The numbers of shares of beneficial interest of Select Growth Fund as of January 7, 2016 (the “record date”) are set forth on Exhibit B.

Other business

The Board knows of no business to be presented for consideration at the meeting other than the Proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to any later date. If a quorum is present but there are not sufficient votes in favor of the Proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the Proposal. Any adjournment will require the affirmative vote of a majority of the shares of the Select Growth Fund at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the Proposal, the persons named as proxies will vote those proxies favoring the Proposal in favor of adjournment, and will vote those proxies against the Proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the Proposal. Any adjourned meeting will be held as adjourned without further notice to shareholders.

Telephone voting

In addition to soliciting proxies by mail, by e-mail, or in person, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHA, Signature Services, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪	A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate

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shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the proxy statement and prospectus and have your proxy card(s) at hand.

▪	Go to the website on the proxy card(s).

▪	Enter the control number found on your proxy card(s).

▪	Follow the instructions on the website. Please call us at 800-225-5291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

Information as to the number of shares outstanding for Select Growth Fund, and share ownership of each Fund, as of the record date or such other recent date as may be indicated, is set forth in Exhibit B to this proxy statement.

EXPERTS

The financial highlights and financial statements of each of Select Growth Fund and Strategic Growth Fund, included in the Funds’ Annual Report to Shareholders for the fiscal years ended March 31, 2015 (File No. 811-21777), have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Fund.

Each of Select Growth Fund and Strategic Growth Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended March 31, 2015 and a copy of its Semiannual Report for the period ended September 30, 2015 to any shareholder upon request. The Annual Report of each of Select Growth Fund and Strategic Growth Fund for the fiscal year ended March 31, 2015 was filed with the SEC on May 29, 2015.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at sec.gov.

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EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [_________] [___], by and between John Hancock Select Growth Fund (the “Acquired Fund”), a series of John Hancock Funds III (the “Trust”), a Massachusetts business trust, and John Hancock Strategic Growth Fund (the “Acquiring Fund”), a series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.	Representations and Warranties of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust’s Second Amended and Restated Agreement and Declaration of Trust dated August 12, 2005, as may be amended (the “Trust Declaration”), and the 1940 Act.

(c) The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended March 31, 2015, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of March 31, 2015, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2015, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

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(f) The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Trust (the “Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Neither the Trust nor the Acquiring Fund is obligated under any provision of the Trust Declaration or the Trust’s By-laws dated June 9, 2005, as amended (the “Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j) No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement

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above that the outstanding shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that certain Class A and Class C shares of the Acquiring Fund are convertible into Class I shares or Class R6 shares of the Acquiring Fund on the terms described in the N-14 Registration Statement.

(n) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class R1, Class R2, Class R4, Class R6 and Class 1 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

(o) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q) The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.	Representations and Warranties of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust Declaration and the 1940 Act.

(c) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

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(d) The Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended March 31, 2015, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of March 31, 2015, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2015, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g) Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund which assert liability on the part of the Trust or the Acquired Fund or which materially affect the financial condition of the Trust or the Acquired Fund or the Trust’s or the Acquired Funds’ ability to consummate the Reorganization. Neither the Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i) Neither the Trust nor the Acquired Fund is obligated under any provision of the Trust Declaration or the Trust By-laws, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k) As used in this Agreement, the term “Acquired Fund Investments” shall mean:

(i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon

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the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that certain Class A and Class C shares of the Acquired Fund are convertible into Class I shares or Class R6 shares of the Acquired Fund in the manner and on the terms described in the N-14 Registration Statement.

(o) All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.	The Reorganization.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b) If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect

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to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i) nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Board of Trustees or the Acquired Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Board of Trustees or the Acquiring Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c) Prior to the Closing Date,

(i) the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on April 1, 2016 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on March 31, 2016, and

(ii) if, by the time the requisite approval of the shareholders of the Acquired Fund specified in Sections 8(a) and 9(a) shall have been obtained, the affirmative vote of holders of a majority of the outstanding Acquired Fund Class ADV Shares (as defined in the Trust Declaration) voting separately from other classes shall not have been obtained, the Acquired Fund shall redeem all then outstanding Class ADV Shares of the Acquired Fund.

(d) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e) The Valuation Time shall be 4:00 p.m., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f) Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g) The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h) The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Trust Declaration and (b) implement any amendment to the Trust By-laws necessary to consummate the Reorganization.

4.	Valuation.

(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value (i) in the case of Class A shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class A, Class B, Class T and Class ADV shares, (ii) in the case of Class C shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class C shares, (iii) in the case of Class I shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class I shares, (iv) in the case of Class R2 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R1, Class R2 and Class R3 shares, (v) in the case of Class

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R4 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R4 shares, (vi) in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R6 shares, on such date, determined as hereinafter provided in this Section 4.

(b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c) The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f) The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.	Payment of Expenses.

(a) Except as otherwise provided in this Section 5, the Acquired Fund and Acquiring Fund will bear an allocable portion of the costs and expenses incurred in connection with the Reorganization. The Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b) In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.	Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

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(b) The Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c) In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e) The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f) Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h) The Trust shall:

(i) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Trust Declaration, and Trust By-laws, the 1940 Act and any other applicable law;

(ii) not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(i) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j) Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trust, the Acquiring Fund, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP (“Ropes & Gray”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Ropes & Gray).

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(k) In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l) After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.

7.	Closing Date.

(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on April 22, 2016, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date (i) copies of all relevant tax books and records and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.	Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a) That the Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees, by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Trust Declaration) voting together as a single class and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Class A Shares (as defined in the Trust Declaration) voting separately from other classes and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees certified by its Secretary or Assistant Secretary.

(b) That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant

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Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquired Fund shall have received the opinion(s) of Ropes & Gray, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i) both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii) the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv) neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v) the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquired Fund shall have obtained an opinion from Ropes & Gray dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as Ropes & Gray may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

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(g) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9.	Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That the Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees, by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Trust Declaration) voting together as a single class and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Class A Shares (as defined in the Trust Declaration) voting separately from other classes; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees, and a certificate setting forth the vote(s) of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion(s) of Ropes & Gray, special counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) both the Acquired Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii) the Acquired Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv) neither the execution or delivery by the Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of

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any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquiring Fund shall have obtained an opinion from Ropes & Gray, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as Ropes & Gray may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquired Fund, be contemplated by the Commission.

(h) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on April 1, 2016 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on March 31, 2016.

10.	Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i) by consent of the Board of Trustees;

(ii) by the Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(iii) by the Board of Trustees if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the Reorganization contemplated by this Agreement has not been consummated by April 22, 2017, this Agreement automatically shall terminate on that date, unless a later date is determined by the Board of Trustees.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

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(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees, acting on behalf of one of the Funds (if such Fund is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the

A-13

Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Other Matters.

(a) All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the John Hancock Select Growth Fund c/o John Hancock Funds III, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Strategic Growth Fund c/o John Hancock Funds III, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d) It is expressly agreed that the obligations of the Trust, on behalf of the Acquired Fund and on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Trust Declaration. The execution and delivery of this Agreement has been authorized by the Board of Trustees on behalf of the Acquired Fund and on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust on behalf of the relevant Fund as provided in the Trust Declaration.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

A-14

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS III,

on behalf of its series, John Hancock Select Growth Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

JOHN HANCOCK FUNDS III,

on behalf of its series, John Hancock Strategic Growth Fund

By: _________________________________

Name: _______________________________

Title: ________________________________

Agreed to and accepted as to Section 5 only:

JOHN HANCOCK ADVISERS, LLC

By: _________________________________

Name: _______________________________

Title: ________________________________

A-15

EXHIBIT B — OUTSTANDING SHARES AND SHARE OWNERSHIP

This table shows, as of the record date, the number of shares of each class of Select Growth Fund to be voted at the meeting.

Fund	Shares Outstanding
Select Growth Fund
Class A	12,885,809.120
Class B	578,715.736
Class C	935,209.265
Class I	500,835.161
Class R1	21,490.820
Class R2	11,766.630
Class R3	10,275.305
Class R4	6,629.839
Class R5	4,459.778
Class R6	247,722.576
Class T	3,357,870.005
Class ADV	54,981.684
Total	18,615,765.919

Set forth below for the Select Growth Fund is information as to shareholders, if any, known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of shares of the Fund as of the record date.

As of the record date, the trustees and officers of the Select Growth Fund owned in the aggregate less than 1% of each class of the Fund’s outstanding shares.

Share Class	Shareholder Name and Address	Percentage Ownership	Record or Beneficial Ownership
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	20.05%	Record
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5.72%	Record

B-1

C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	10.77%	Record
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	10.19%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.17%	Record
C	FIRST CLEARING LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.00%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.32%	Record
I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	46.79%	Record
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	13.79%	Record

B-2

I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.04%	Record
I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.62%	Record
I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.93%	Record
T	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5.31%	Record
R1	ASCENSUS TRUST COMPANY 3694 PO BOX 10758 FARGO ND 58106-0758	22.93%	Beneficial
R1	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	17.66%	Beneficial

B-3

R1	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	10.12%	Beneficial
R1	MIKE YEAGER 415 TACOMA CIR NYA MN 55368-4569	9.66%	Beneficial
R1	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	8.97%	Beneficial
R1	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	8.80%	Beneficial
R1	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	6.72%	Beneficial
R2	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	42.76%	Record
R2	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	37.86%	Beneficial
R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	13.18%	Beneficial

B-4

R3	JOHN HANCOCK LIFE INSURANCE CO 601 CONGRESS ST BOSTON MA 02210-2805	43.33%	Beneficial
R3	MG TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	24.32%	Beneficial
R3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	15.58%	Record
R3	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	11.17%	Beneficial
R4	JOHN HANCOCK LIFE INSURANCE CO 601 CONGRESS ST BOSTON MA 02210-2805	67.16%	Beneficial
R4	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	31.82%	Beneficial
R5	JOHN HANCOCK LIFE INSURANCE CO 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	Beneficial
R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) RPS-TRADING OPS 601 CONGRESS ST BOSTON MA 02210-2805	93.34%	Beneficial

B-5

R6	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK RPS-TRADING OPS 601 CONGRESS ST BOSTON MA 02210-2805	5.68%	Beneficial
ADV	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	91.25%	Record

This table shows, as of the record date, the number of shares of each class of Strategic Growth Fund.

Fund	Shares Outstanding
Strategic Growth Fund
Class A	1,150,053.154
Class C	55,718.188
Class I	652,159.295
Class R2	6,060.606
Class R4	6,060.606
Class R6	6,060.606
Total	1,876,112.455

Set forth below for the Strategic Growth Fund is information as to shareholders, if any, known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of shares of the Fund as of the record date.

As of the record date, the trustees and officers of the Strategic Growth Fund owned in the aggregate less than 1% of each class of the Fund’s outstanding shares.

Share Class	Shareholder Name and Address	Percentage Ownership	Record or Beneficial Ownership
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	10.82%	Record
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.13%	Record

B-6

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.53%	Record
A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.43%	Record
A	JOHN HANCOCK LIFE & HEALTH INS CO 6596 FICHOT WAY CYPRESS CA 90630-5407	5.00%	Beneficial
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	16.48%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	15.09%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.60%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.99%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.55%	Record

B-7

C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	6.33%	Record
C	JOHN HANCOCK LIFE & HEALTH INS CO 582 W12877 ACKER DRIVE MUSKEGO WI 53150	5.00%	Beneficial
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	82.95%	Record
I	MANULIFE ASSET MANAGEMENT US LLC 197 CLARENDON ST BOSTON MA 02116-5010	5.14%	Beneficial
R2	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	Beneficial
R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	Beneficial
R6	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	Beneficial

B-8

John Hancock Funds, LLC ■ Member FINRA, SIPC

601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

334DPX 01/16

John Hancock Funds, LLC ■ Member FINRA, SIPC

601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

334SPX 01/16

STATEMENT OF ADDITIONAL INFORMATION

January 21, 2016

JOHN HANCOCK SELECT GROWTH FUND

(the “Acquired Fund,” a series of John Hancock Funds III)

AND

JOHN HANCOCK STRATEGIC GROWTH FUND

(the “Acquiring Fund,” a series of John Hancock Funds III)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated January 21, 2016). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund and Acquiring Fund are each series of John Hancock Funds III (the “Trust”). The Trust is a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated January 21, 2016 relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on March 30, 2016.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Advisers, LLC

601 Congress Street

Boston, Massachusetts 02210

800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information dated July 1, 2015, of each of the Acquiring Fund and the Acquired Fund (the “SAI”)

2.	The Annual Report of the Trust for the fiscal year ended March 31, 2015 with respect to each of the Acquiring Fund and the Acquired Fund (the “Annual Report”)

3.	The Semiannual Report of the Trust for the fiscal year ended September 30, 2015 with respect to each of the Acquiring Fund and the Acquired Fund (the “Semiannual Report”)

4.	Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The SAI is incorporated by reference to the Trust’s definitive materials as filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) (File Nos. 333-125838, 811-21777) on June 25, 2015 (Accession No. 0001133228-15-003051 ).

The Annual Report is incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-21777), as filed with the SEC on May 29, 2015 (Accession No. 0001145443-15-000763), including the report of PricewaterhouseCoopers, LLP contained therein.

The Semiannual Report is incorporated by reference to the Trust’s report on Form N-CSRS (File No. 811-21777), as filed with the SEC on November 24, 2015 (Accession No. 0001145443-15-001273).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Annual Report, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended September 30, 2015 is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated on October 1, 2014. The Reorganization is intended to consolidate the Acquired Fund with a similar Fund.

Each Fund is advised by John Hancock Advisers, LLC (“JHA”). The Acquiring Fund is subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM US”) and the Acquired Fund is subadvised by Baillie Gifford Overseas Limited. Each Fund is a diversified series of John Hancock Funds III, a Massachusetts business trust.

The purpose of the Reorganization is to combine two Funds with substantially similar investment objectives and substantially similar principal investment policies. The combined Fund offers economies of scale that may lead to lower shareholder expenses.

The Acquired Fund currently offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5 Class R6, Class T and Class ADV shares. The Acquiring Fund currently offers Class A, Class C, Class I, Class R2, Class R4, Class R6 and Class NAV shares. If approved by the Trustees, the Acquired Fund’s Class A, Class B, Class T and Class ADV shares will merge into the Acquiring Fund’s Class A shares; the Acquired Fund’s Class C shares will merge into the Acquiring Fund’s Class C shares; the Acquired Fund’s Class I shares will merge into the Acquiring Fund’s Class I shares; the Acquired Fund’s Class R1, Class R2 and Class R3 shares will merge into the Acquiring Fund’s Class R2 shares; the Acquired Fund’s Class R4 shares will merge into the Acquiring Fund’s Class R4 shares; and the Acquired Fund’s Class R6 shares will merge into the Acquiring Fund’s Class R6 shares. The Acquired Fund’s Class R5 shares consist entirely of corporate seed money. This seed money will be redeemed in conjunction with the Reorganization and Acquired Fund’s Class R5 will be closed.

Class A shares of the Acquired Fund and the Acquiring Fund have the same characteristics and, except as noted below, the same fee structures. Class A shares of each Fund are offered with front-end sales charges ranging from 5.00% to 2.00% of each Fund’s offering price, depending on the amount invested. For the Funds’ Class A shares, there is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class A shares of each Fund are subject to distribution and service (Rule 12b-1) fees, equal to the annual rate of 0.25% of average daily net assets of Class A shares. Class A shares of the Acquired Fund are subject to a reimbursement plan. JHA has contractually agreed through June 30, 2016 to waive and/or reimburse all class specific expenses for the class to the extent they exceed 1.20% of average annual net assets (on an annualized basis) attributable to Class A shares of the Acquired Fund.

Class C shares of the Acquired Fund and the Acquiring Fund have the same characteristics and, except as noted below, the same fee structures. Class C shares of each Fund are offered without a front-end sales charge, and for each Funds’ Class C shares, there is no front-end sales charge for investments of $1 million or more, but there is a CDSC of 1.00% on Class C shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class C shares of each Fund are subject to distribution and service (Rule

12b-1) fees, equal to the annual rate of 1.00% of average daily net assets of Class C shares.

Class I shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class I shares of each Fund are offered without a front-end sales charge or CDSC, and are not subject to distribution and service (Rule 12b-1) fees. JHA has contractually agreed through June 30, 2016 to waive and/or reimburse all class specific expenses for the class to the extent they exceed 0.95% of average annual net assets (on an annualized basis) attributable to Class I shares of the Acquired Fund.

Class R2 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class R2 shares of each Fund are offered without a front-end sales charge or CDSC. Class R2 shares are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.25% of the average daily net assets of Class R2 shares. Class R2 shares are subject, in addition to the Rule 12b-1 fees, to a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Fund by retirement plans up to the annual rate of 0.25% of the average daily net assets of Class R2 shares held by plan participants.

Class R4 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class R4 shares of each Fund are offered without a front-end sales charge or CDSC. Class R4 shares are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.25% of the average daily net assets of Class R4 shares for the Acquired Fund and 0.25% of the average daily net assets for the Acquiring Fund. Class R4 shares are subject, in addition to the Rule 12b-1 fees, to a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Fund by retirement plans up to the annual rate of 0.10% of the average daily net assets of Class R4 shares held by plan participants. The Fund’s distributor has contractually agreed through June 30, 2016 to waive and/or reimburse 0.10% of Rule 12b-1 fees for the Class R4 shares of each of the Acquired Fund and the Acquiring Fund.

Class R6 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class R6 shares of each Fund are offered without a front-end sales charge or CDSC, and are not subject to distribution and service (Rule 12b-1) fees. JHA has contractually agreed through June 30, 2016 to waive and/or reimburse all class specific expenses for the class to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares of the Fund.

As of September 30, 2015, the Acquired Fund’s net assets amounted to approximately $360 million and the Acquiring Fund’s net assets amounted to approximately $1,780 million. The estimated net assets of the combined Fund, had the Reorganization been consummated on September 30, 2015, are approximately $2,140 million. Each Fund pays management fees to JHA equal to the annual percentages of average daily net assets, as shown in the following table:

Annual Advisory Fee Rates

Select Growth Fund	Strategic Growth Fund
0.730% — first $3 billion 0.725% — next $3 billion 0.700% — excess over $6 billion	0.725% — first $500 million; 0.700% — next $500 million; 0.675% — next $500 million; 0.650% — excess over $1.5 billion

JHA pays subadvisory fees to JHAM US and Baillie Gifford Overseas Limited its own assets and not from the assets of the relevant Fund.

The Funds have the same other service providers, as detailed in the following table.

Distributor	John Hancock Funds, LLC
Transfer agent	John Hancock Signature Services, Inc.
Custodian	State Street Bank & Trust Company

On a pro forma basis, for the twelve months ended September 30, 2015, the proposed reorganization of the Acquiring Fund and the Acquired Fund would have resulted in a decrease in management fees of approximately $449,741 , a decrease in audit fees of approximately $47,520 and a decrease in registration fees and 12b-1 fees of approximately $338,027, resulting in a $835,288 change in the gross operating expense for the combined Fund’s expense ratios and a savings of less than $0.01 per share for the combined Fund. No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

If the Reorganization is consummated, the costs of the Reorganization will be borne by the Funds, Such costs will be allocated between the Acquiring and Acquired Funds on the basis of their relative net assets and the Advisor estimates that approximately $255,127 and $51,718 will be allocated to the Acquiring and Acquired Funds, respectively. In the event that the Reorganization is not consummated, then John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or their shareholders as a result of the Reorganization. As of November 5, 2015, Acquiring Fund had no capital loss carryforwards and Acquired Fund had capital loss carryforwards of $14,905,995, which are scheduled to expire on March 31, 2016, March 31, 2017 and March 31, 2018, and which are subject to an existing limitation on their use to offset gains. As a result of the Reorganization, the expiration of Acquired Fund’s capital loss carryforwards will be accelerated, increasing the likelihood that such losses will expire unused. In particular, if the Reorganization occurs in April 2016, Acquired Fund’s carryforwards scheduled to expire on March 31, 2017 would expire on the closing date of the Reorganization, although a portion of such carryforwards could be used to offset gain realized by Acquired Fund in April 2016 prior to the closing of the Reorganization (including capital gain realized upon dispositions in connection with the Reorganization). The use of Acquired Fund’s capital loss carryforwards that are available to the combined Fund is expected to be subject to limitation as a result of the Reorganization and will remain subject to any existing limitations.

The Adviser anticipates that portfolio holdings of the Acquired Fund that are not held by the Acquiring Fund, which represented approximately 70% of the Acquired Fund’s net assets as of September 30, 2015, all Acquiring Fund portfolio securities other than those shown in the table below, would have been sold in connection with the Reorganization. The Adviser believes that the Acquiring Fund would have invested the proceeds of the sale of such Acquired Fund assets in the securities then held by the Acquiring Fund, and in the same proportions.

Acquired Fund Securities As Of September 30, 2015 That Would Have Been Retained

Amazon.com Inc.

Alphabet Inc.

First Republic Bank

MasterCard Inc.

O’Reilly Automotive Inc.

Facebook Inc.

Anthem Inc.

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PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-5908

PROXY	PROXY

JOHN HANCOCK SELECT GROWTH FUND

FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 30, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF

JOHN HANCOCK FUNDS III

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Select Growth Fund (“Select Growth Fund”), a series of John Hancock Funds III (the “Trust”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, March 30, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated January 21, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

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JHF - SGF16 - V3

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Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on March 30, 2016

The Proxy Statement and Prospectus for this Meeting are available at

www.2voteproxy.com/JHFSGF

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FOR	AGAINST	ABSTAIN

1.   A proposal to approve an Agreement and Plan of Reorganization between Select Growth Fund and John Hancock Strategic Growth Fund (“Strategic Growth Fund”). Under this agreement, Select Growth Fund would transfer all of its assets to Strategic Growth Fund in exchange for corresponding shares of Strategic Growth Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to the shareholders of Select Growth Fund. Strategic Growth Fund would also assume substantially all of Select Growth Fund's liabilities.

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JHF - SGF16 - V3